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                                                                   EXHIBIT 10.62

                                                                  EXECUTION COPY

                           TRUST TERMINATION AGREEMENT
                                       FOR
                         GENERAL CABLE 2001 MASTER TRUST

         THIS TRUST TERMINATION AGREEMENT, dated as of November 24, 2003, is by and among GENERAL CABLE CAPITAL FUNDING, INC., a Delaware corporation (the "Issuer"); GENERAL CABLE INDUSTRIES, INC. (the "GCI"), a Delaware corporation; JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, solely in its capacity as trustee of General Cable 2001 Master Trust (the "Trustee"), BANC ONE CAPITAL MARKETS, INC. ("BOCM"); BANK ONE, NA (MAIN OFFICE CHICAGO)("Bank One"), and FALCON ASSET SECURITIZATION CORPORATION ("Falcon").

                                   BACKGROUND

         A. The Issuer, GCC and the Trustee entered into a certain Master Pooling and Servicing Agreement, dated as of May 9, 2001 (the "Pooling Agreement"), with respect to the securitization of trade receivables.

         B. The Pooling Agreement was supplemented by the Series 2001-VFC Supplement and the Series 2001-1 Supplement, each dated as of May 9, 2001.

         C. The parties amended the Series 2001-1 Supplement as provided in the First Amendment, dated December 21, 2001.

         D. Bank One is the sole holder of the Series 2001-VFC Variable Funding Certificates issued under the Series 2001-VFC Supplement. Falcon is a Purchaser, as defined in the Certificate Purchase Agreement (Series 2001-VFC), dated as of May 9, 2001, among GCI, Issuer, Bank One (in its capacities as a Purchaser and as Agent, as defined in such Certificate Purchase Agreement) and Falcon. The Issuer is the sole holder of the Series 2001-VFC Subordinated Company Certificate issued under the Series 2001-VFC Supplement.

         E. As of the date hereof, BOCM has acquired all of the beneficial interests in the Class A Certificates and the Class B Certificates issued under the Series 2001-1 Supplement. The Issuer is the sole holder of the Series 2001-1 Subordinated Company Certificate issued under the Series 2001-1 Supplement.

         F. The Issuer and GCI are the holders of all of the Exchangeable Company Certificates issued under the Pooling Agreement.

         G. The parties have agreed to cause the redemption of the outstanding certificates referred to above by the Issuer, terminate General Cable 2001 Master Trust, and release the Trust Assets free and clear of any Liens granted to or by the Trustee or the Certificateholders.

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                                    AGREEMENT

         Now, therefore, with the intention of being legally bound by this Trust Termination Agreement, the parties hereby agree as follows:

         1. The capitalized terms used in this Trust Termination Agreement and not otherwise defined shall have the meanings ascribed to them in the Pooling Agreement, the Series 2001-VFC Supplement and/or the Series 2001-1 Supplement, as applicable. This Trust Termination Agreement shall be deemed to have amended the foregoing agreements to the extent of the agreements contained herein. Further, the parties to this Trust Termination Agreement hereby waive any and all conditions to, or limitations on, termination of General Cable 2001 Master Trust and the final distributions provided herein, to the extent any such conditions or limitations are contained in the Pooling Agreement, the Series 2001-VFC Supplement and/or the Series 2001-1 Supplement, as applicable.

         2. On or before November 24, 2003, the Issuer shall cause $80,581,160.52, plus accrued interest through and including such date of $26,235.29, for a total of $80,607,395.81, from the amount advanced to the Issuer by GCI pursuant to Section 9 below, to be wire transferred into the Collection Account (the "Redemption Amount"). Wire information for this account is as follows:

         JPMorgan Chase Bank

         ABA: 021 000 021
         A/C: 507947541
         Ref: General Cable, Attn: J. Safchik

         3. The date upon which the Redemption Amount is deposited in the Collection Account shall be the final Distribution Date and also the Record Date with respect to such final Distribution Date. Except as otherwise provided herein, the parties hereby waive any and all other notices, consents or certificate delivery requirements on the part of GCI, the Issuer and the Trustee that would otherwise be required with respect to the final Distribution Date and termination of Trust, including, without limitation the notice, consent and certificate delivery requirements on the part of GCI, the Issuer and the Trustee, if any, of Sections 9.3 and 9.4 of the Pooling Agreement.

         4. Each party to this Trust Termination Agreement that is a holder of any certificate issued in respect of General Cable 2001 Master Trust shall present and surrender each such certificate to the Trustee for cancellation in accordance with Section 9.3(c) of the Pooling Agreement, or, if any such certificate has been lost, such holder shall instead deliver to the Trustee an affidavit of lost certificate and indemnity reasonably satisfactory to the Trustee.

         5. On November 24, 2003, the Trustee shall wire transfer the Redemption Amount out of the Collection Account as follows: (i) to the Depositary, for the account of BOCM, as sole beneficial holder of the Class A Certificates, $72,016,305.96 (to the account of BOCM identified by BOCM in writing); and (ii) to BOCM, upon surrender of

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the Class B Certificates, $8,591,089.85 (to the account of BOCM identified by
BOCM in writing). On November 24, 2003, the Trustee shall also wire transfer the remaining $304,380.82 in the Collection Account, as follows: (1) pro rata, to the respective parties entitled thereto: (a) accrued and unpaid Servicing Fees due to the Servicer in the amount of $132,302.76; and (b) accrued and unpaid fees and expenses of Falcon in the amount of $18,360.00 (by wire transfer to the account designated in writing by Bank One as agent for Falcon); and (2) to the Issuer, all remaining cash on deposit in the Accounts after the foregoing payments.

         6. Upon (i) receipt of the Company Exchangeable Certificates from GCI and the Issuer, (ii) receipt of the Redemption Amount, and (iii) payment of the amounts specified in Section 5 above, (a) the Trust shall thereafter automatically be terminated, and (b) all right, title and interest of the Trust in the Trust Assets (other than the Redemption Amount and any other funds held by the Trustee pursuant to Section 9.3(b) of the Pooling Agreement), whether then existing or thereafter created, and all proceeds thereof, shall be deemed assigned and conveyed to the Issuer as provided in Section 9.4 of the Pooling Agreement. Upon receipt of the Redemption Amount, the Trustee shall execute and deliver by facsimile and U.S. mail a release letter in substantially the form of Exhibit A attached hereto. It is the express intent and understanding of the parties hereto that this Trust Termination Agreement shall vest in the Issuer all the right, title and interest of the Trustee in and to the Trust Assets and constitutes a valid sale of the Trust Assets by the Trustee to the Issuer enforceable against all creditors of and all purchasers from the Trustee and free and clear of all Liens of the Trustee; provided, however, that the foregoing language in this paragraph 6 shall in no way be deemed to be a representation or warranty as to such by the Trustee. The parties hereto further intend that the transactions contemplated herein shall be consummated notwithstanding anything to the contrary in the Transaction Documents or the documents associated therewith, and they therefore consent to this Trust Termination Agreement and the transactions contemplated hereby.

         7. Upon receipt of the Redemption Amount the Trustee shall, and is hereby authorized to, notify PNC Bank, National Association by facsimile and U.S. mail of termination of the Blocked Account Agreement, dated as of May 9, 2001, among PNC Bank, National Association, the Trustee, the Issuer and GCI, by way of a notice letter in substantially the form attached as Exhibit B hereto.

         8. The Issuer and GCI agree that the Receivables Sale Agreement, dated as of May 9, 2001, between the Issuer and GCI, as Master Servicer and Seller, shall automatically terminate upon termination of the Trust and without further action by either party.

         9. GCI shall advance the Redemption Amount to the Issuer and, subject to the following provisions, shall cancel the outstanding principal and accrued interest under the Non-Negotiable Subordinated Promissory Note, dated May 9, 2001, delivered by the Issuer in favor of GCI (the "Subordinated Note"). In consideration for advancing to the Issuer the Redemption Amount and GCI's agreement to cancel the indebtedness under

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the Subordinated Note, upon release of the Trust Assets to the Issuer under the
Pooling Agreement, the Issuer shall automatically be deemed to have transferred and conveyed the Trust Assets to GCI without further action by either party, and, to evidence the same, immediately following receipt of the release letter of the Trustee referred to above, the Issuer shall ideliver a bill of sale to GCI in substantially the form of Exhibit C attached hereto.

         The Trustee, including its officers, directors, employees, agents or other representatives, shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon the Trustee by this Trust Termination Agreement or in reliance upon any written notice, request, consent, certificate, order, affidavit, letter, telegram or other document reasonably believed by it to be genuine and to have been signed or sent by the proper party or parties. In no event shall the Trustee be liable for special, indirect or consequential damages.

         10. This Trust Termination Agreement, and all matters arising out of and relating to this Trust Termination Agreement, shall be construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         11. This Trust Termination Agreement may be executed in counterparts and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same letter agreement.

             {SIGNATURE PAGE TO TRUST TERMINATION AGREEMENT FOLLOWS}

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         IN WITNESS WHEREOF, each party has caused this Trust Termination
Agreement to be duly executed by its respective officer as of the day and year first above written.

                                             GENERAL CABLE CAPITAL FUNDING, INC.

                                             By:________________________________
                                             Name:
                                             Title:

                                             GENERAL CABLE INDUSTRIES, INC.,

                                             By:________________________________
                                             Name:
                                             Title:

                                             JPMORGAN CHASE BANK, formerly known
                                             as THE CHASE MANHATTAN BANK, not in
                                             its individual capacity but solely
                                             as Trustee

                                             By:________________________________
                                             Name:
                                             Title:

                                             BANC ONE CAPITAL MARKETS, INC.

                                             By:________________________________
                                             Name:
                                             Title:

                                             BANK ONE, NA (MAIN OFFICE CHICAGO),
                                             as Purchaser and Agent for Falcon
                                             Asset Securitization Corporation

                                             By:________________________________
                                             Name:
                                             Title:

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          {SIGNATURE PAGE TO TRUST TERMINATION AGREEMENT -- CONTINUES}

                                             FALCON ASSET SECURITIZATION
                                             CORPORATION

                                             By:________________________________
                                             Name:
                                             Title:

           {SIGNATURE PAGE TO TRUST TERMINATION AGREEMENT--CONTINUED}

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                                    EXHIBIT A
                             FORM OF RELEASE LETTER

General Cable Capital Funding, Inc.
c/o General Cable Industries, Inc.
4 Tesseneer Drive
Highland Heights, KY 41076
Attention: Robert Siverd Esq.

Fax: 859-572-8444

         RE:   GENERAL CABLE 2001 MASTER TRUST

Ladies and Gentlemen:

         Pursuant to the Trust Termination Agreement, dated as of November 24, 2003, among General Cable Industries, Inc., General Cable Capital Funding, Inc., Bank One, NA (Main Office Chicago), Banc One Capital Markets, Inc. and JPMorgan Chase Bank, in its capacity as Trustee of General Cable 2001 Master Trust (the "TERMINATION AGREEMENT"), we hereby acknowledge receipt into the Collection Account of the Redemption Amount set forth in the Trust Termination Agreement.

         In consideration of the payment of the Redemption Amount, in our capacity as Trustee of General Cable 2001 Master Trust, we hereby:

         (i) sell, assign and transfer to General Cable Capital Funding, Inc. all of the Trust Assets identified in the Pooling Agreement (other than the Redemption Amount), without recourse, representation or warranty, except as such Trust Assets shall be free and clear of any Liens created by or in favor of the Trustee;

         (ii) release General Cable Capital Funding, Inc. and General Cable Industries from all further obligations under the Pooling Agreement and related Supplements, except any obligations which by their terms expressly survive termination of the Pooling Agreement and/or the related Supplements, and

         (iii) terminate and release all security interests, liens or other rights which the Trust may have on or in any of the Trust Assets (other than amounts held for distribution pursuant to Section 9.3(b) of the Pooling Agreement), all of which shall be of no further force and effect, and

         (iv) authorize General Cable Industries, Inc. or its designee to file any and all Uniform Commercial Code termination statements or other termination instruments as are necessary or desirable to terminate all Uniform Commercial Code or other filings made against General Cable Industries, Inc., General Cable Capital Funding, Inc. and the

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Trust Assets under or in connection with the Pooling Agreement and the related
Supplements.

         This letter agreement, and all matters arising out of and relating to this letter agreement, shall be construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         This letter agreement may be executed in counterparts and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same letter agreement.

                                 Very truly yours,

                                 JPMORGAN CHASE BANK, acting in its capacity as Trustee of General Cable 2001 Master Trust

                                 By:____________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                       {SIGNATURE PAGE TO RELEASE LETTER}

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                                    EXHIBIT B
              FORM OF NOTICE TO TERMINATE BLOCKED ACCOUNT AGREEMENT

PNC Bank, National Association
201 East Fifth Street
Cincinnati, OH 45202-4117
Attention: Bruce A. Kittner

         RE: GENERAL CABLE CAPITAL FUNDING, INC. ACCOUNTS

Ladies and Gentlemen:

         This is to inform you that the Blocked Account Agreement, dated May 9, 2001, among PNC Bank, National Association, General Cable Capital Funding, Inc., General Cable Industries, Inc. and JPMorgan Chase Bank f/k/a The Chase Manhattan Bank (the "BLOCKED ACCOUNT AGREEMENT") is hereby terminated.

         On the date hereof, the Trust has transferred ownership of the Lockboxes, the Lockbox Accounts and the Concentration Accounts to General Cable Capital Funding, Inc., which, in turn has transferred these assets to General Cable Industries, Inc.

         The capitalized terms used above have the meanings ascribed to them in the Blocked Account Agreement.

                                    Very Truly Yours,

                                    JPMORGAN CHASE BANK, acting in its capacity as Trustee for General Cable 2001 Master Trust


                                    By:_____________________________
                                    Name:
                                    Title:

                                    GENERAL CABLE CAPITAL FUNDING, INC.

                                    By:_________________________________
                                    Name:
                                    Title:

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                                    EXHIBIT C
                              FORM OF BILL OF SALE

         In accordance with that certain Trust Termination Agreement, dated as of November 24, 2003, among General Cable Industries, Inc., General Cable Capital Funding, Inc., Bank One, NA (Main Office Chicago), Banc One Capital Markets, Inc. and JPMorgan Chase Bank, in its capacity as Trustee of General Cable 2001 Master Trust (the "TERMINATION AGREEMENT"), General Cable Capital Funding, Inc. for good and valuable consideration, the receipt and sufficiency of which it hereby expressly acknowledges, General Cable Capital Funding, Inc. hereby sells, transfers, assigns, conveys and delivers to General Cable Industries, Inc., all of General Cable Capital Funding, Inc.'s right, title and interest in, to and under the Trust Assets, including, without limitation:

         (i) all Receivables;

         (ii) all Related Property;

         (iii) all payment and enforcement rights with respect to such Receivables, and

         (iv) all Collections with respect to items (i) (ii), and (iii) above;
and

         (v) each Lock Box, Lock Box Account (including each related Lock Box Agreement) and each Concentration Account (including each related Concentration Account Agreement).

         Capitalized terms used herein and not expressly defined shall have the meaning ascribed to such terms in the Receivables Sale Agreement, dated May 9, 2001, between General Cable Capital Funding, Inc. and General Cable Industries, which has been terminated on the date hereof (including terms defined by reference to the Pooling Agreement identified therein).

         IN WITNESS WHEREOF, General Cable Capital Funding, Inc. has executed this Bill of Sale through its undersigned officer as of the date first appearing above.

                                             GENERAL CABLE CAPITAL FUNDING, INC.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                        {Signature Page to Bill of Sale}

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